Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Global Strategy Fund

(the “Fund”)

Supplement dated October 4, 2021 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2021, as supplemented and amended to date

At a meeting held on August 2-3, 2021, the Board of Directors of VALIC Company I (the “Board”) approved a sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between Franklin Advisers, Inc. (“Franklin”), the Fund’s subadviser, and Brandywine Global Investment Management, LLC (“Brandywine”), which is expected to become effective on or about December 7, 2021 (the “Effective Date”), whereby Brandywine would begin managing the fixed-income portion of the Fund’s portfolio. Franklin will continue to manage the equity portion of the Fund’s portfolio. The Board also approved certain changes to the Fund’s principal investment strategies and techniques with respect to both the equity and fixed income portions of the Fund’s portfolio. In addition, Fund management has determined to change the Fund’s benchmark index against which the Fund compares its performance. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the addition of the Fund’s sub-subadviser, and the changes to the principal investment strategies and techniques, benchmark index and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is expected to become effective on the Effective Date.

The Fund currently invests 50% to 80% of its assets in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market securities. With respect to the equity portion of the Fund’s portfolio, under normal market conditions, the Fund will hold 600 to 900 of the common stocks in the MSCI ACWI Index and Franklin normally selects such stocks on a semi-annual basis. The subadviser’s selection process is designed to select stocks for the Fund that have favorable exposure to four investment style factors (commonly referred to as “smart beta”) – quality, value, momentum and low volatility. With respect to debt obligations and money market securities, the mix of investments will be adjusted in an effort to capitalize on the total return potential produced by changing market, political and economic conditions throughout the world. The subadviser may purchase a debt security when it believes the security is undervalued or will provide highly competitive rate yields. Conversely, the subadviser may consider selling a debt security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when the subadviser believes another security is a more attractive investment opportunity.

As of the Effective Date, the Fund will invest in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, or other instruments with similar economic characteristics, and in money market securities. In addition, as noted above, Franklin will manage the Fund’s equity portion of the Fund’s assets and Brandywine will manage the fixed-income portion of the Fund’s assets. With respect to the equity portion of the Fund’s portfolio, under normal market conditions, the Fund will hold 450 to 600 of the common stocks, or depositary receipts representing such stocks, in the MSCI ACWI Index and Franklin will normally select such stocks on a quarterly basis. The subadviser’s multi-factor selection process for equity securities is designed to select stocks for the Fund that have favorable exposure to three investment factors – quality, value and momentum. With respect to the Fund’s fixed income securities, the Fund’s sub-subadviser will follow a value-driven, active, strategic approach to portfolio decisions that considers duration, yield curve exposure, credit exposure, and sector weightings that are based upon the broad investment themes of its global macroeconomic research platform as they apply to fixed income markets. The sub-subadviser will have broad discretion to invest in multiple types of fixed income securities of any maturity and duration. The Fund’s assets will not necessarily be divided equally among Franklin and Brandywine. Franklin will direct 50% to 80% of the Fund’s assets to equity securities.

The Sub-Subadvisory Agreement between Franklin and Brandywine will become effective on the Effective Date. Brandywine is located at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine acts as adviser or subadviser to individuals, public funds, corporations, pension and profit-sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of June 30, 2021, Brandywine’s total assets under management were approximately $67.6 billion. Brandywine is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. and is an affiliate of the Fund’s subadviser, Franklin.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about Brandywine and the Sub-Subadvisory Agreement.

On the Effective Date, the portfolio managers who are expected to be jointly and primarily responsible for managing the Fund and their background are as follows:

Franklin

The team responsible for managing the equity portion of the Fund is expected to be Chandra Seethamraju and Sundaram Chettiappan. The team that will be responsible for managing the broad strategic and tactical asset allocation of the Fund is expected to be Tom Nelson and Berkeley Revenaugh.

Dr. Seethamraju a co-head of Systematic Strategies portfolio management at Franklin Templeton Investment solutions. Dr. Seethamraju joined Franklin Templeton Investments in 2013. Mr. Chettiappan is a vice president and senior research analyst for Franklin SystematiQ. Mr. Chettiappan joined Franklin Templeton Investments in 2018.

Mr. Nelson is a senior vice president and director of portfolio management for Franklin Templeton Investment Solutions and a member of the Investment Strategy & Research Committee. Mr. Nelson joined Franklin Templeton Investments in 2007. Berkeley Revenaugh currently serves as a portfolio manager for Franklin Templeton Investment Solutions (FTIS). Ms. Revenaugh joined Franklin Templeton Investments in 2019.

Brandywine

Primary responsibility for day-to-day management of the Fund’s fixed income securities is expected to lie with the following portfolio managers: Michael Arno, CFA, Tracy Chen, CFA, CAIA, Brian L. Kloss, JD, CPA, Renato Latini, CFA, John (Jack) P. McIntyre, CFA and Anujeet Sareen, CFA.

Mr. Arno is an associate portfolio manager and senior research analyst on the Global Fixed Income team. He is responsible for providing research analysis and portfolio management on the firm’s global credit, multi-sector, and emerging market fixed income related strategies. Previously, he had been a research analyst on the team since 2011 with a focus on global credit and emerging markets. Mr. Arno joined Brandywine as a product specialist within client service in 2006. Prior to joining Brandywine in 2006, Mr. Arno was an associate of Vanguard Group (2004- 2006). Mr. Arno earned a B.S. in Finance from Temple University.

Ms. Chen joined Brandywine in 2008. As portfolio manager, she leads Brandywine’s structured credit investing, including investments in U.S. and European RMBS, CMBS, and ABS as well as CLO and other structured products. Prior to joining Brandywine, Ms. Chen was with UBS Investment Bank as a Director of Structured Products (2006-2008); GMAC Mortgage Group (2002-2006), focusing on mortgage whole loan pricing and trading; and Deloitte Consulting (2001-2002). Ms. Chen earned her M.B.A with a concentration in Finance from the University of North Carolina at Chapel Hill. She also holds an M.A. in American Studies and a B.A. from University of Electronic Science & Technology of China.

Mr. Kloss joined Brandywine in 2009. As portfolio manager, he leads Brandywine’s credit research capabilities bringing over 20 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002- 2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Mr. Kloss earned his J.D. from Villanova School of Law and graduated summa cum laude with a B.S. in Accounting from University of Scranton. He is a member of the New Jersey and Pennsylvania Bar Associations.

Mr. Latini is an associate portfolio manager and senior research analyst on the Global Fixed Income team. He is responsible for providing research analysis and portfolio management on the firm’s global credit and multi-sector fixed income strategies. Mr. Latini joined Brandywine in 2006 as a trader on the team. Prior to joining Brandywine, Mr. Latini was an investment analyst at Watson Wyatt Investment Consulting (2004-2006). He earned a B.A. in Physics and Economics from the University of Pennsylvania.

Mr. McIntyre is a Portfolio Manager and has been employed at Brandywine since 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989).

Mr. McIntyre earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Mr. Sareen is a Portfolio Manager and has been employed at Brandywine since 2016. Previously, he was a managing director of global fixed income and a global macro strategist, as well as a chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Mr. Sareen earned a B.A. in Computer Science from Brown University.

Once the changes to the Fund’s investment strategies and techniques, benchmark index and subadvisory arrangements become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s principal investment strategies, techniques and risks. Please read the prospectus carefully. Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.